Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events.
Subsequent Events

23. Subsequent Events

On March 14, 2023, the Company granted 535,955 restricted share units to certain director, executive officers and employees pursuant to the 2016 Share Incentive Plan. In addition, the Company granted ordinary share units representing 877,264 Class A ordinary shares through its employee incentive platform to certain executive officers and employees at nil subscription consideration. These grants vested immediately upon grant. The fair value of these share awards is RMB254,976 based on the market price at US$26.27 of ordinary shares on the grant date, which were expensed immediately.

On March 14, 2023, the board of directors approved a special dividend of US$0.37 per ADS for 2022 to the shareholders of record as of the close of business on April 6, 2023.